HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Beta Hedged Strategies Fund
(the “Fund”)

a series of Hatteras Alternative Mutual Funds Trust

No Load Shares
Class C Shares
August 30, 2010

Supplement to the Summary Prospectus
dated April 30, 2010

Effective immediately, the Fund’s name is changed as follows:

Previous Name	New Name
Beta Hedged Strategies Fund	Hatteras Beta Hedged Strategies Fund

All references in the Summary Prospectus to “Beta Hedged Strategies Fund” are hereby replaced with “Hatteras Beta Hedged Strategies Fund.”

Additionally, the Fund’s minimum investment amount is hereby lowered hereby to $1,000 for all account types.  Accordingly, the “Purchase and Sale of Fund Shares” section of the Summary Prospectus is deleted and replaced with the following:

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Hatteras Beta Hedged Strategies Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-569-2382, or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$100

You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor.  The brokers or agents may set their own initial and subsequent investment minimums.

Please retain this Supplement with your
Summary Prospectus for future reference.